Note 14 - Legal Proceedings, Other Contingencies, and Commitments	12 Months Ended
Mar. 31, 2026
Notes to Financial Statements
Legal Matters and Contingencies [Text Block]

14. Legal Proceedings, Other Contingencies, and Commitments

In the ordinary course of its business, the Company is made a party to certain legal proceedings seeking monetary damages, including proceedings involving product liability claims, workers’ compensation along with other employee claims, tort and other general liability claims, for which it carries insurance, as well as patent infringement and related litigation. The Company is in a highly regulated industry and is also periodically involved in government actions for regulatory violations and other matters surrounding the manufacturing of its products, including, but not limited to, environmental, employee, and product safety issues. While it is not feasible to predict or determine the ultimate outcome of these matters, the Company does not believe that an adverse decision in any of these legal proceedings would have a material impact on its financial position, results of operations, or cash flows.

The Company has posted a surety bond and a surety-backed letter of credit which serve as collateral for its workers’ compensation policy. The primary purpose of these instruments is to indemnify the beneficiary should the Company be unable to fulfill its obligations for claims asserted under the workers’ compensation policy. Both the surety bond and the surety-backed letter of credit are automatically renewed annually, unless the issuer gives cancellation notice in advance. As of March 31, 2026, the amount of the surety bond and the surety-backed letter of credit was $4.3 million and $13.8 million, respectively. The Company is not aware of any outstanding claims made against either of these instruments.